EXHIBIT 10.1

AMENDMENT NO. 1 TO

PURCHASE AND SALE AGREEMENT

THIS AMENDMENT NO. 1 TO PURCHASE AND SALE AGREEMENT (“Amendment No. 1”) made and entered into effective as of January 22, 2018 (the “Effective Date”) amends that certain PURCHASE AND SALE AGREEMENT dated August 17, 2017 (the “Agreement”) by and between PDC TN/FL, LLC, a Delaware limited liability company (the “Purchaser”), and Nashville Speedway, USA, Inc., a Delaware corporation (the “Seller”).

WITNESSETH:

WHEREAS, the parties desire to amend the Agreement as set forth herein; and

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.              Terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

2.              Purchaser and Seller agree and acknowledge that the Purchase Price will be based on 147.18 acres ($35,000 X 147.18 acres = $5,151,300.00).  The Property to be conveyed is 145.69 acres as more particularly shown on Exhibit A attached hereto and incorporated herein by reference.

3.              Earnest Money in the amount of $750,000 has previously been deposited and will be applied against the Purchase Price at closing. By January 30, 2018, Purchaser shall deposit additional Earnest Money in the amount of $4,401,300 to be applied against the Purchase Price at closing.

4.              Purchaser shall use good faith effort to have the plat fully executed as soon as reasonably possible and shall notify Seller when the plat is fully executed.  Purchaser and Seller agree that the Closing Date shall occur within three (3) business days after the plat is fully executed.

5.              To facilitate execution, this Amendment No. 1 may be executed in as many counterparts as may be required; and it shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more such counterparts. All counterparts shall collectively constitute a single agreement.  Execution evidenced by facsimile signature and/or PDF signature shall be deemed an original for all purposes.

6.              Except as modified above, the terms and conditions of the Agreement shall continue in full force and effect.

SIGNATURES ON FOLLOWING PAGE.

SIGNATURE PAGE TO AMENDMENT NO. 1.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 effective as of the Effective Date.

PURCHASER:	PDC TN/FL, LLC,
a Delaware limited liability company

	By:	/s/ Whitfield Hamilton
Whitfield Hamilton, Local Partner

SELLER:	NASHVILLE SPEEDWAY, USA, INC.,
a Delaware corporation

	By:	/s/ Klaus M. Belohoubek
Klaus M. Belohoubek,
Senior Vice President —General Counsel